SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation Fund DWS Alternative Asset Allocation VIP DWS Select Alternative Allocation Fund

The list of DWS funds in which the fund may invest contained in the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the funds’ prospectuses is supplemented to include the following information about a new DWS fund in which the fund may invest:

DWS RREEF Real Estate Securities Income Fund. The fund’s investment objective is to seek current income with capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in securities of real estate investment trusts (REITs) and real estate companies. A company is considered to be a real estate company if, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets (in each case measured at the time of purchase) are attributed to the ownership, construction, management or sale of real estate or other activities primarily related to real estate. The fund will invest 25% or more of its total assets in securities of companies principally engaged in the real estate industry.

The following information is added to the existing disclosure contained under the “MAIN RISKS” section within the “FUND DETAILS” section of the funds’ prospectuses:

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company’s capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.

Please Retain This Supplement for Future Reference

October 4, 2013 PROSTKR-303